                                                  Cindy Koehn 415/396-3099
                                                  Investor Relations



FOR IMMEDIATE RELEASE
Tues., April 15, 1997


WELLS FARGO REPORTS FIRST QUARTER EARNINGS
     FIRST QUARTER PER SHARE EARNINGS OF $3.62 VS. $1.12 IN FOURTH QUARTER 1996

     Wells Fargo & Co. (NYSE:WFC) today reported net income of $339 million for the first quarter 1997. Per share earnings for the quarter were $3.62. Return on average assets (ROA) was 1.31 percent and return on average common equity
(ROE) was 10.02 percent for the quarter.

     Cash earnings for the first quarter of 1997 were $4.88 per share. Cash ROA was 1.90 percent; cash ROE was 36.67 percent. Cash earnings are earnings before the amortization of goodwill and nonqualifying core deposit intangibles.

     "We're pleased that we've met our expense reduction target this quarter," said Chairman Paul Hazen. "We are now half-way to our goal of $800 million in gross annual expense reductions. However, due to runoff in our loan and deposit portfolios we are not where we would like to be with respect to revenue."

     Since the Company's results for the first quarter of 1997 reflect the effects of the First Interstate merger which was completed on April 1, 1996, these results are not comparable to the reported results for the first quarter of 1996.

     Net interest income on a taxable-equivalent basis was $1.2 billion in the first quarter of 1997. The Company's net interest margin for the first quarter of 1997 was 6.14 percent.

     Noninterest income (NII) in the first quarter of 1997 was $640 million. Noninterest expense (NIE) in the first quarter of 1997 was $1.1 billion.




                                     -more-

2/WF Earnings


     The loan loss provision was $105 million for the first quarter. Net charge-offs in the first quarter of 1997 totaled $201 million, or 1.23 percent of average loans (annualized). The largest category of net charge-offs was credit card loans ($104 million).

     At March 31, 1997, the allowance for loan losses equaled 2.94 percent of total loans. Total nonaccrual and restructured loans were $655 million at March 31, 1997. Foreclosed assets were $207 million at March 31, 1997.

     At March 31, 1997, the Company's preliminary risk-based capital ratios were
12.00 percent for total risk-based capital and 7.75 percent for Tier 1 risk-based capital, exceeding the minimum regulatory guidelines of 8 percent and 4 percent, respectively. The leverage ratio at March 31, 1997 was 6.60 percent. The ratio of common equity to total assets at March 31, 1997 was 12.93 percent.


________________
The following appears in accordance with the Securities Litigation Reform Act:

This press release includes forward-looking statements that involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, inflation, government regulations, the progress of integrating First Interstate and economic conditions and competition in the geographic and business areas in which the Company conducts its operations.

                                       ###

      VISIT WELLS FARGO ON THE WORLD WIDE WEB AT http://www.wellsfargo.com

Wells Earnings

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA -- NEWS RELEASE
------------------------------------------------------------------------------------------------------------------------
                                                                                                                % Change
                                                                             Quarter ended           March 31, 1997 from
                                                    --------------------------------------------------------------------
                                                    MARCH 31,       Dec. 31,      March 31,       Dec. 31,      March 31,
(in millions)                                           1997           1996           1996           1996           1996
------------------------------------------------------------------------------------------------------------------------
FOR THE QUARTER
Net income                                          $    339       $    123       $    264            176%            28%
Net income applicable to common stock                    329            103            254            219             30
Per common share
  Net income                                        $   3.62       $   1.12       $   5.39            223            (33)
  Dividends declared                                    1.30           1.30           1.30             --             --

Average common shares outstanding                       90.8           92.2           47.0             (2)            93

Profitability ratios (annualized)
  Net income to average total assets (ROA)              1.31%          0.45%          2.16%           191            (39)
  Net income applicable to common stock to
    average common stockholders' equity (ROE)          10.02           2.99          28.34            235            (65)

Efficiency ratio (1)                                    60.3%          82.0%          55.1%           (26)             9

Average loans                                       $ 65,493       $ 67,097       $ 35,025             (2)            87
Average assets                                       105,430        107,308         49,134             (2)           115
Average core deposits                                 77,622         80,776         36,819             (4)           111

Net interest margin                                     6.14%          6.14%          6.18%            --             (1)

NET INCOME AND RATIOS EXCLUDING
 GOODWILL AND NONQUALIFYING CORE DEPOSIT
 INTANGIBLE AMORTIZATION AND BALANCES
 (CASH OR TANGIBLE) (2)
Net income applicable to common stock               $    443       $    222       $    262            100             69
Net income per common share                             4.88           2.41           5.58            102            (13)
ROA                                                     1.90%          0.97%          2.25%            96            (16)
ROE                                                    36.67          16.99          32.74            116             12
Efficiency ratio                                        52.9           74.0           54.3            (29)            (3)

AT QUARTER END
Investment securities                               $ 12,634       $ 13,505       $  8,435             (6)            50
Loans                                                 65,436         67,389         35,167             (3)            86
Allowance for loan losses                              1,922          2,018          1,681             (5)            14
Goodwill                                               7,312          7,322            373             --             --
Assets                                               101,863        108,888         48,978             (6)           108
Core deposits                                         76,156         81,581         37,414             (7)           104
Common stockholders' equity                           13,170         13,512          3,713             (3)           255
Stockholders' equity                                  13,595         14,112          4,202             (4)           224

Capital ratios
  Common stockholders' equity to assets                12.93%         12.41%          7.58%             4             71
  Stockholders' equity to assets                       13.35          12.96           8.58              3             56
  Risk-based capital (3)
    Tier 1 capital                                      7.75           7.68           9.40              1            (18)
    Total capital                                      12.00          11.70          13.04              3             (8)
  Leverage (3)                                          6.60           6.65           7.91             (1)           (17)

Book value per common share                         $ 146.37       $ 147.72       $  79.01             (1)            85

Staff (active, full-time equivalent)                  34,486         36,902         18,748             (7)            84

COMMON STOCK PRICE
High                                                $ 319.25       $ 289.88       $ 261.25             10             22
Low                                                   271.00         250.25         203.13              8             33
Quarter end                                           284.13         269.75         261.25              5              9
------------------------------------------------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.

(2) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency ratio, net of applicable taxes. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $32 million and $1,095 million for the quarter ended March 31, 1997, respectively.
     Goodwill amortization and average balance (which are not tax effected) were $83 million and $7,306 million for the quarter ended March 31, 1997, respectively.

(3)  The March 31, 1997 ratios are preliminary.

     Wells Fargo & Company and Subsidiaries
     CONSOLIDATED STATEMENT OF INCOME
     -------------------------------------------------------------------------------------------------------------------
                                                                                                  Quarter
                                                                                           ended March 31,
                                                                                   ----------------------              %
     (in millions)                                                                    1997           1996         Change
     -------------------------------------------------------------------------------------------------------------------
     INTEREST INCOME
     Federal funds sold and securities purchased
(1)    under resale agreements                                                     $     5        $     2            150%
(2)  Investment securities                                                             208            128             63
(3)  Loans                                                                           1,549            875             77
(4)  Other                                                                              11              1             --
                                                                                   -------        -------
(5)      Total interest income                                                       1,773          1,006             76
                                                                                   -------        -------
     INTEREST EXPENSE
(6)  Deposits                                                                          422            241             75
     Federal funds purchased and securities sold
(7)    under repurchase agreements                                                      31             36            (14)
(8)  Commercial paper and other short-term borrowings                                    2              5            (60)
(9)  Senior and subordinated debt                                                       81             48             69
     Guaranteed preferred beneficial interests in
(10)   Company's subordinated debentures                                                25             --             --
                                                                                   -------        -------
(11)     Total interest expense                                                        561            330             70
                                                                                   -------        -------
(12) NET INTEREST INCOME                                                             1,212            676             79
(13) Provision for loan losses                                                         105             --             --
                                                                                   -------        -------
     Net interest income after
(14)   provision for loan losses                                                     1,107            676             64
                                                                                   -------        -------
     NONINTEREST INCOME
(15) Service charges on deposit accounts                                               221            122             81
(16) Fees and commissions                                                              214            118             81
(17) Trust and investment services income                                              109             59             85
(18) Investment securities gains                                                         4             --             --
(19) Other                                                                              92             55             67
                                                                                   -------        -------
(20)   Total noninterest income                                                        640            354             81
                                                                                   -------        -------
     NONINTEREST EXPENSE
(21) Salaries                                                                          341            181             88
(22) Incentive compensation                                                             41             32             28
(23) Employee benefits                                                                  95             54             76
(24) Equipment                                                                          94             55             71
(25) Net occupancy                                                                     102             53             92
(26) Goodwill                                                                           83              9            822
(27) Core deposit intangible                                                            62             10            520
(28) Other                                                                             299            173             73
                                                                                   -------        -------
(29)   Total noninterest expense                                                     1,117            567             97
                                                                                   -------        -------
     INCOME BEFORE INCOME TAX
(30)  EXPENSE                                                                          630            463             36
(31) Income tax expense                                                                291            199             46
                                                                                   -------        -------
(32) NET INCOME                                                                    $   339        $   264             28%
                                                                                   =======        =======        =======
     NET INCOME APPLICABLE TO
(33)  COMMON STOCK                                                                 $   329        $   254             30%
                                                                                   =======        =======        =======
     PER COMMON SHARE
(34) Net income                                                                    $  3.62        $  5.39            (33)%
                                                                                   =======        =======        =======
(35) Dividends declared                                                            $  1.30        $  1.30             --%
                                                                                   =======        =======        =======
(36) Average common shares outstanding                                                90.8           47.0             93%
                                                                                   =======        =======        =======
     -------------------------------------------------------------------------------------------------------------------


     Wells Fargo & Company and Subsidiaries
     CONSOLIDATED BALANCE SHEET
     -------------------------------------------------------------------------------------------------------------------
                                                                                                                % Change
                                                                                                     March 31, 1997 from
                                                                                                    --------------------
                                                             MAR. 31,     Dec. 31,     Mar. 31,     Dec. 31,     Mar. 31,
     (in millions)                                              1997         1996         1996         1996         1996
     -------------------------------------------------------------------------------------------------------------------
     ASSETS
(1)  Cash and due from banks                                $  8,530     $ 11,736     $  2,721          (27)%        213%
     Federal funds sold and securities
(2)    purchased under resale agreements                         209          187           49           12          327
(3)  Investment securities at fair value                      12,634       13,505        8,435           (6)          50
(4)  Loans                                                    65,436       67,389       35,167           (3)          86
(5)  Allowance for loan losses                                 1,922        2,018        1,681           (5)          14
                                                            --------     --------     --------
(6)      Net loans                                            63,514       65,371       33,486           (3)          90
                                                            --------     --------     --------
(7)  Due from customers on acceptances                            96          197           79          (51)          22
(8)  Accrued interest receivable                                 611          665          316           (8)          93
(9)  Premises and equipment, net                               2,310        2,406          859           (4)         169
(10) Core deposit intangible                                   1,901        2,038          156           (7)          --
(11) Goodwill                                                  7,312        7,322          373           --           --
(12) Other assets                                              4,746        5,461        2,504          (13)          90
                                                            --------     --------     --------
(13)     Total assets                                       $101,863     $108,888     $ 48,978           (6)%        108%
                                                            ========     ========     ========          ===          ===
     LIABILITIES
(14) Noninterest-bearing deposits                           $ 25,337     $ 29,073     $  9,740          (13)%        160%
(15) Interest-bearing deposits                                51,090       52,748       28,066           (3)          82
                                                            --------     --------     --------
(16)     Total deposits                                       76,427       81,821       37,806           (7)         102
     Federal funds purchased and securities
(17)   sold under repurchase agreements                        1,685        2,029        2,243          (17)         (25)
(18) Commercial paper and other short-term borrowings            241          401          225          (40)           7
(19) Acceptances outstanding                                      96          197           79          (51)          22
(20) Accrued interest payable                                    242          171          110           42          120
(21) Other liabilities                                         3,400        3,947        1,166          (14)         192
(22) Senior debt                                               1,940        2,120        1,881           (8)           3
(23) Subordinated debt                                         2,938        2,940        1,266           --          132
     Guaranteed preferred beneficial interests in
(24)   Company's subordinated debentures                       1,299        1,150           --           13           --

     STOCKHOLDERS' EQUITY
(25) Preferred stock                                             425          600          489          (29)         (13)
     Common stock - $5 par value,
       authorized 150,000,000 shares;
       issued and outstanding 89,977,610 shares,
(26)   91,474,425 shares and 46,999,455 shares                   450          457          235           (2)          91
(27) Additional paid-in capital                                9,801       10,287        1,136           (5)         763
(28) Retained earnings                                         2,959        2,749        2,366            8           25
(29) Cumulative foreign currency translation adjustments          --           (4)          (4)        (100)        (100)
(30) Investment securities valuation allowance                   (40)          23          (20)          --          100
                                                            --------     --------     --------

(31)     Total stockholders' equity                           13,595       14,112        4,202           (4)         224
                                                            --------     --------     --------

(32)     Total liabilities and stockholders' equity         $101,863     $108,888     $ 48,978           (6)%        108%
                                                            ========     ========     ========          ===          ===
     -------------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------------------------------------
                                                                                        Quarter ended March 31,
                                                                                       -----------------------
(in millions)                                                                              1997           1996
--------------------------------------------------------------------------------------------------------------

BALANCE, BEGINNING OF QUARTER                                                           $14,112         $4,055
Net income                                                                                  339            264
Common stock issued under employee benefit and
  dividend reinvestment plans                                                                24              7
Preferred stock redeemed                                                                   (175)            --
Common stock repurchased                                                                   (517)            (6)
Preferred stock dividends                                                                   (10)           (10)
Common stock dividends                                                                     (119)           (62)
Change in foreign currency translation adjustments                                            4             --
Change in investment securities valuation allowance                                         (63)           (46)
                                                                                       --------       --------
BALANCE, END OF QUARTER                                                                 $13,595         $4,202
                                                                                       ========       ========
--------------------------------------------------------------------------------------------------------------


LOANS
--------------------------------------------------------------------------------------------------------------
                                                                        MARCH 31,   December 31,      March 31,
(in millions)                                                               1997           1996           1996
--------------------------------------------------------------------------------------------------------------
Commercial                                                               $19,025        $19,515        $ 9,393
Real estate 1-4 family first mortgage                                     10,032         10,425          4,346
Other real estate mortgage                                                11,497         11,860          8,274
Real estate construction                                                   2,243          2,303          1,312
Consumer:
  Real estate 1-4 family junior lien mortgage                              6,112          6,278          3,303
  Credit card                                                              5,232          5,462          3,928
  Other revolving credit and monthly payment                               7,984          8,374          2,590
                                                                        --------       --------       --------
    Total consumer                                                        19,328         20,114          9,821
Lease financing                                                            3,152          3,003          1,991
Foreign                                                                      159            169             30
                                                                        --------       --------       --------

  Total loans                                                            $65,436        $67,389        $35,167
                                                                        ========       ========       ========
--------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
------------------------------------------------------------------------------------------------------------------------
                                                                                                           Quarter ended
                                                                                  --------------------------------------
                                                                                  MARCH 31,   December 31,      March 31,
(in millions)                                                                         1997           1996           1996
------------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF QUARTER                                                       $2,018         $2,137         $1,794

Sale of former First Interstate banks                                                   --            (11)            --

Provision for loan losses                                                              105             70             --

Loan charge-offs:
  Commercial                                                                           (69)           (49)           (13)
  Real estate 1-4 family first mortgage                                                 (5)            (6)            (4)
  Other real estate mortgage                                                            (8)           (11)            (3)
  Real estate construction                                                              (1)            (3)            (1)
  Consumer:
    Real estate 1-4 family junior lien mortgage                                         (6)            (5)            (4)
    Credit card                                                                       (115)          (112)           (86)
    Other revolving credit and monthly payment                                         (56)           (62)           (20)
                                                                                  --------       --------       --------
      Total consumer                                                                  (177)          (179)          (110)
  Lease financing                                                                      (10)            (9)            (6)
                                                                                  --------       --------       --------
        Total loan charge-offs                                                        (270)          (257)          (137)
                                                                                  --------       --------       --------

Loan recoveries:
  Commercial                                                                            13             24              5
  Real estate 1-4 family first mortgage                                                  1              2              3
  Other real estate mortgage                                                            22             14              4
  Real estate construction                                                               1              5              1
  Consumer:
    Real estate 1-4 family junior lien mortgage                                          2              2              1
    Credit card                                                                         11             11              5
    Other revolving credit and monthly payment                                          16             19              3
                                                                                  --------       --------       --------
      Total consumer                                                                    29             32              9
  Lease financing                                                                        3              2              2
                                                                                  --------       --------       --------
        Total loan recoveries                                                           69             79             24
                                                                                  --------       --------       --------
          Total net loan charge-offs                                                  (201)          (178)          (113)
                                                                                  --------       --------       --------

BALANCE, END OF QUARTER                                                             $1,922         $2,018         $1,681
                                                                                  ========       ========       ========

Total net loan charge-offs as a percentage
  of average loans (annualized)                                                       1.23%          1.04%          1.30%
                                                                                  ========       ========       ========

Allowance as a percentage of total loans                                              2.94%          3.00%          4.78%
                                                                                  ========       ========       ========
------------------------------------------------------------------------------------------------------------------------



Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                                                  MARCH 31,   December 31,      March 31,
(in millions)                                                                         1997           1996           1996
------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans:
  Commercial                                                                          $199           $223           $120
  Real estate 1-4 family first mortgage                                                 97             99             61
  Other real estate mortgage                                                           306            349            289
  Real estate construction                                                              24             25             44
  Consumer:
    Real estate 1-4 family junior lien mortgage                                         16             15             11
    Other revolving credit and monthly payment                                           1              1             --
  Lease financing                                                                        2              2             --
                                                                                  --------       --------       --------
      Total nonaccrual loans                                                           645            714            525
Restructured loans                                                                      10             10             12
                                                                                  --------       --------       --------
Nonaccrual and restructured loans                                                      655            724            537
As a percentage of total loans                                                         1.0%           1.1%           1.5%

Foreclosed assets                                                                      207            219            198
Real estate investments (1)                                                              5              4              7
                                                                                  --------       --------       --------
Total nonaccrual and restructured loans
  and other assets                                                                    $867           $947           $742
                                                                                  ========       ========       ========
------------------------------------------------------------------------------------------------------------------------

(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $158 million, $154 million and $115 million at March 31, 1997, December 31, 1996 and March 31, 1996, respectively.


Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME
------------------------------------------------------------------------------------------------------------------------
                                                                                                  Quarter
                                                                                           ended March 31,
                                                                                    ---------------------              %
(in millions)                                                                         1997           1996         Change
------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                                                   $221           $122             81%
Fees and commissions:
  Credit card membership and other credit card fees                                     45             26             73
  Debit and credit card merchant fees                                                   22             15             47
  Charges and fees on loans                                                             31             17             82
  Shared ATM network fees                                                               39             13            200
  Mutual fund and annuity sales fees                                                    16              8            100
  All other                                                                             61             39             56
                                                                                    ------         ------
  Total fees and commissions                                                           214            118             81
Trust and investment services income:
  Asset management and custody fees                                                     61             35             74
  Mutual fund management fees                                                           40             21             90
  All other                                                                              8              3            167
                                                                                    ------         ------
  Total trust and investment services income                                           109             59             85
Investment securities gains                                                              4             --             --
Income from equity investments accounted for by the:
  Cost method                                                                           51             35             46
  Equity method                                                                         16              2            700
Check printing charges                                                                  17              9             89
Gains from dispositions of operations                                                    7              5             40
Gains on sales of loans                                                                  6              4             50
Losses on dispositions of premises and equipment                                       (30)           (11)           173
All other                                                                               25             11            127
                                                                                    ------         ------

   Total                                                                              $640           $354             81%
                                                                                    ======         ======         ======
------------------------------------------------------------------------------------------------------------------------


NONINTEREST EXPENSE
------------------------------------------------------------------------------------------------------------------------
                                                                                                  Quarter
                                                                                           ended March 31,
                                                                                    ---------------------              %
(in millions)                                                                         1997           1996         Change
------------------------------------------------------------------------------------------------------------------------
Salaries                                                                            $  341           $181             88%
Incentive compensation                                                                  41             32             28
Employee benefits                                                                       95             54             76
Equipment                                                                               94             55             71
Net occupancy                                                                          102             53             92
Goodwill                                                                                83              9            822
Core deposit intangible:
  Nonqualifying (1)                                                                     54             --             --
  Qualifying                                                                             8             10            (20)
Contract services                                                                       56             42             33
Operating losses                                                                        42             14            200
Telecommunications                                                                      38             16            138
Postage                                                                                 23             15             53
Security                                                                                22              6            267
Stationery and supplies                                                                 21             10            110
Check printing                                                                          15              7            114
Outside professional services                                                           15             13             15
Travel and entertainment                                                                14              9             56
Outside data processing                                                                 13              3            333
Advertising and promotion                                                               13             13             --
Foreclosed assets                                                                       (9)             2             --
All other                                                                               36             23             57
                                                                                    ------         ------         ------
    Total                                                                           $1,117           $567             97%
                                                                                    ======         ======         ======
------------------------------------------------------------------------------------------------------------------------

(1) Amortization of core deposit intangibles acquired after February 1992 that are subtracted from stockholders' equity in computing regulatory capital for bank holding companies.


     Wells Fargo & Company and Subsidiaries
     AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)
     -----------------------------------------------------------------------------------------------------------------------------
                                                                                                            Quarter ended March 31,
                                                              --------------------------------------------------------------------
                                                                                          1997                                1996
                                                              --------------------------------    --------------------------------
                                                                                      INTEREST                            Interest
                                                               AVERAGE      YIELDS/     INCOME/    Average      Yields/     income/
     (in millions)                                             BALANCE       RATES     EXPENSE     balance       rates     expense
     -----------------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Federal funds sold and securities purchased
(1)    under resale agreements                                $    374        5.43%    $     5     $   125        5.68%     $    2
     Investment securities at fair value (2):
(2)    U.S. Treasury securities                                  2,916        6.04          43       1,356        5.52          18
       Securities of U.S. government agencies
(3)      and corporations                                        6,703        6.41         107       4,991        5.95          75
(4)    Private collateralized mortgage obligations               3,134        6.57          52       2,078        6.05          31
(5)    Other securities                                            368        6.35           6         225        7.70           4
                                                              --------                --------    --------                --------
(6)      Total investment securities at fair value              13,121        6.36         208       8,650        5.95         128
     Loans:
(7)    Commercial                                               18,406        8.98         409       9,308        9.96         231
(8)    Real estate 1-4 family first mortgage                    10,236        7.41         189       4,400        7.56          83
(9)    Other real estate mortgage                               11,550       10.89         310       8,197        9.23         188
(10)   Real estate construction                                  2,299        9.75          55       1,327        9.98          33
       Consumer:
(11)     Real estate 1-4 family junior lien mortgage             6,170        9.30         142       3,334        8.50          71
(12)     Credit card                                             5,330       14.07         188       3,933       15.56         153
(13)     Other revolving credit and monthly payment              8,271        9.27         189       2,598       11.19          71
                                                              --------                --------    --------                --------
(14)       Total consumer                                       19,771       10.57         519       9,865       12.02         295
(15)   Lease financing                                           3,079        8.84          68       1,897        9.20          44
(16)   Foreign                                                     152        7.34           3          31        6.96           1
                                                              --------                --------    --------                --------
(17)         Total loans                                        65,493        9.57       1,553      35,025       10.03         875
(18) Other                                                         706        6.25          11          69        6.34           1
                                                              --------                --------    --------                --------
(19)           Total earning assets                           $ 79,694        8.99       1,777     $43,869        9.21       1,006
                                                              ========                ========    ========                ========
     FUNDING SOURCES
     Deposits:
(20)   Interest-bearing checking                               $ 1,913        1.14           5     $   856         .99           2
(21)   Market rate and other savings                            34,103        2.55         214      17,991        2.52         113
(22)   Savings certificates                                     15,518        5.05         193       8,636        5.24         113
(23)   Other time deposits                                         180        3.94           2         341        7.26           6
(24)   Deposits in foreign offices                                 559        5.13           7         524        5.42           7
                                                              --------                --------    --------                --------
(25)       Total interest-bearing deposits                      52,273        3.27         421      28,348        3.41         241
     Federal funds purchased and securities sold
(26)   under repurchase agreements                               2,425        5.18          31       2,706        5.36          36
(27) Commercial paper and other short-term borrowings              230        5.07           2         405        5.27           5
(28) Senior debt                                                 2,001        6.19          31       1,710        6.26          26
(29) Subordinated debt                                           2,939        6.92          51       1,266        6.85          22
     Guaranteed preferred beneficial interests in Company's
(30)   subordinated debentures                                   1,251        7.85          25          --          --          --
                                                              --------                --------    --------                --------
(31)       Total interest-bearing liabilities                   61,119        3.72         561      34,435        3.86         330
(32) Portion of noninterest-bearing funding sources             18,575          --          --       9,434          --          --
                                                              --------                --------    --------                --------
(33)         Total funding sources                            $ 79,694        2.85         561     $43,869        3.03         330
                                                              ========                --------    ========                --------
     NET INTEREST MARGIN AND NET INTEREST INCOME ON
(34)   A TAXABLE-EQUIVALENT BASIS (3)                                         6.14%     $1,216                    6.18%   $    676
                                                                            ======    ========                  ======    ========
     NONINTEREST-EARNING ASSETS
(35) Cash and due from banks                                  $  9,956                             $ 2,873
(36) Goodwill                                                    7,306                                 377
(37) Other                                                       8,474                               2,015
                                                              --------                            --------
               Total noninterest-earning assets               $ 25,736                             $ 5,265
                                                              ========                            ========
     NONINTEREST-BEARING FUNDING SOURCES
(38) Deposits                                                 $ 26,088                             $ 9,336
(39) Other liabilities                                           4,370                               1,277
(40) Preferred stockholders' equity                                548                                 489
(41) Common stockholders' equity                                13,305                               3,597
     Noninterest-bearing funding sources used to
(42)   fund earning assets                                     (18,575)                             (9,434)
                                                              --------                            --------
(43)           Net noninterest-bearing funding sources        $ 25,736                             $ 5,265
                                                              ========                            ========

(44) TOTAL ASSETS                                             $105,430                             $49,134
                                                              ========                            ========
-----------------------------------------------------------------------------------------------------------------------------


(1) The average prime rate of Wells Fargo Bank was 8.27% and 8.33% for the quarters ended March 31, 1997 and 1996, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.57% and 5.40% for the same quarters, respectively.
(2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $13,116 million and $8,614 million for the quarters ended March 31, 1997 and 1996, respectively.
(3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for the quarters ended March 31, 1997 and 1996.